                                   EXHIBIT 21
                                   ----------


                     SUBSIDIARIES OF WMX TECHNOLOGIES, INC.
                     --------------------------------------

The following is a list of all direct and indirect subsidiaries of the registrant as of March 1, 1995. The state or other jurisdiction of incorporation or organization is indicated in parentheses following each subsidiary's name. The names of the divisions or other business units of each subsidiary are indented and listed below the relevant subsidiary's name.

A & B Builders, Inc. (Texas)
ABC Holdings GmbH (Germany)
Able Industrial Maintenance & Cleaning, Inc. (Illinois)
AeroMap U.S., Inc. (Alaska)
AeroMap U.S., Inc. (Florida)
Aero-Metric Engineering, Inc. (Wisconsin)
AEV Franz Wagner Abfall-Entsorgungs und Verwertungsgesellschaft GmbH (Germany) Afvalstoffen Terminal Moerdijk B.V. (Netherlands)
A. Grenet (France)
Air Survey Corporation of Virginia (Delaware)
Alderfer & Frank, Inc. (Pennsylvania)
Alfred Crew Consulting Engineers, Inc. (New Jersey)
Allegheny Industrial Electrical Company, Inc. (Delaware)
ALPLAST (Germany)
Am.Eco S.r.l. (Italy)
Applied Environmental Consulting, Inc. (California)
Applied Environmental, Inc. (California)
Applied Geology (Central) (United Kingdom)
Applied Geology Limited (United Kingdom)
Applied Geology (South Wales) (United Kingdom)
Arabian Cleaning Enterprise, Ltd. (Saudi Arabia)
Arkansas Valley Waste Limited Partnership (Illinois)
Ark BV (Netherlands)
ARS - Waste Management, Ltd. (Illinois)
Aseo S.A. (Argentina)
Aspica s.r.l. (Italy)
Aurec (Germany)
Automated Disposal Systems, Inc. (Delaware)
Automotive Industrial Recyclers Holding Company (Florida)
Automative Industrial Recovery Systems, Inc. (Florida)
Auxiwaste SA (France)
Avica S.r.l. (Italy)
Avonmouth Recycling For Energy Limited (United Kingdom)
Bellenger Industrial & Commercial Services, Inc. (Missouri)
Beam Miljoservice Service A/S (Denmark)
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Belpar Chemical Services, Inc. (West Virginia)
Belpar Environmental, Inc. (Illinois)
Belpar Environmental of Virginia, Inc. (Virginia)
Benfur Engineering Company (Delaware)
Bensalem Power Company (Pennsylvania)
BICS of Tennessee, Inc. (Tennessee)
Bio-Energy Partners (Illinois)
Bio Gro Acquisition Sub, Inc. (Delaware)
Bio Gro Florida, Inc. (Florida)
Blackline Oy (Finland)
Blastrac Europe Ltd. (United Kingdom)
Brand Air, Inc. (Delaware)
Brand Construction Services, Inc. (Delaware)
Brand Demolition Services, Inc. (Delaware)
Brand H & O, Inc. (New York)
Brand Industrial Services of Ontario, Inc. (Ontario)
Brand Insulations, Inc. (Illinois)
Brand Marine Services, Inc. (Delaware)
Brand MPC, Inc. (Delaware)
Brand Remediation Services, Inc. (Delaware)
Brand Services, Inc. (Delaware)
BRINI of North America, Inc. (Connecticut)
Brundidge Waste Disposal Center, Inc. (Alabama)
Burton, Adams, Kemp & King, Inc. (North Carolina)
Bury House Limited (United Kingdom)
California Acquisition Sub, Inc. (Delaware)
C. A. van Vliet Containertransport (Netherlands)
C. A. van Vliet Techneik B.V. (Netherlands)
Cedar Hammock Refuse Disposal Corporation (Florida)
     Waste Management of Manatee County
     Waste Management of Sarasota County
Cemtech L.P. (Delaware)
Cemtech Management, Inc. (Delaware)
Central Service Corporation (Florida)
Ceriani Cave (Italy)
Chamberlain Resources, Inc. (Arizona)
Charlotte Landscaping and Sanitation Services, Inc. (Florida)
Chemical Waste Management, Inc. (Delaware)
     Controlled Waste
     CWM Remedial Services
     CWM Transportation
     Technical Services
     Trade Waste Incineration

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     Waste Reduction Services
     Waste Separation Technologies

Chemical Waste Management Clemson Technical Center, Inc. (South Carolina) Chemical Waste Management de Mexico, S.A. de C.V. (Mexico)
Chemical Waste Management of Baja California, Inc. (Delaware)
Chemical Waste Management of Indiana, Inc. (Indiana)
Chemical Waste Management of Kansas, Inc. (Kansas)
Chemical Waste Management of New Jersey, Inc. (New Jersey)
Chemical Waste Management of Pennsylvania, Inc. (Delaware)
Chemical Waste Management of the Northwest, Inc. (Washington)
Chem-Nuclear Systems, Inc. (Delaware)
CID MRRF, Inc. (Delaware)
CNSI Sub, Inc. (Delaware)
Community Refuse, Limited (Pennsylvania)
Compania Schreiber de Servicios (Spain)
Container Recycling Alliance, L.P. (Delaware)
Controlled Waste Materials, Inc. (Illinois)
Cord Industrienster Amsterdam (The Netherlands) B.V. (Netherlands)
Cord Industrienster Spykerisse BV (Netherlands)
Cote D'Azur Assainissement (France)
Cote D'Azur Entretien (France)
County Wide Sanitation Partners, L.P. (Illinois)
C.van der Helm en ZN. B.V. & R.J.M. van der Helm (Netherlands)
CWM Cement, Inc. (Delaware)
CWM Chemical Services, Inc. (Delaware)
     Chicago Incinerator Facility
     Model City Facility
     Memphis Service Facility
CWM Chemical Waste Management of Canada, Inc. (Canada)
CWM Consolidation Sub, Inc. (Delaware)
CWM Holdings, Inc. (Delaware)
CWM Resource Management, Inc. (Georgia)
CWM Resource Recovery, Inc. (Ohio)
Dalamiliho AB (Sweden)
Dan-Clean DK A/S (Denmark)
Dankompost APS (Denmark)
Davies Bros (Waste) Ltd & Greenwood (DB) Containers Ltd. (England) Dearborn Management Group, Inc. (Illinois)
Decker Disposal, Inc. (Florida)
     Waste Management of Sarasota County
DeKlok Containers B.V. (Netherlands)
Delta Building and Investment Co., Inc. (Texas)
Demart (France)

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Deponie Bentheim Entsorgung GMBH & Co KG (Germany)
Deponie Bentheim Entsorgung Verwaltungsgeskellschaft Mbh (Germany) Derat France (France)
Derichebourg Services (France)
Diversified Scientific Services, Inc. (Tennessee)
Donohue JRP Ltd. (Hong Kong)
Downfield Services Ltd. (United Kingdom)
Drakeshore Development Ltd. (United Kingdom)
Dr. Born & Dr. Ermel GmbH (Germany)
Dr. Born - Dr. Ermel GmbH, Freital (Germany)
Dr. Ermel-Lentz & Partner GmbH (Germany)
Dunn Corporation (New York)
Dynastar, Inc. (Ohio)
Ecocentro (Italy)
Eco-Consult s.r.l. (Italy)
Ecol Italiana S.p.A. (Italy)
Ecol S.A. (Argentina)
Eco Panama S.A. (Panama)
Ecoservizi S.p.A. (Italy)
Eksjo Renhallning AB (Eksjo)
Eksso Renhallning AB (Sweden)
Elp GmbH (Germany)
EMICA S.r.l. (Italy)
EnClean Environmental Services Group, Inc. (Delaware)
Enviro-Gro Technologies, Inc. (New York)
Enviro-Gro Technologies II, Inc. (New York)
Enviroland, Incorporated (Michigan)
Environmental Waste Concepts, Ltd. (Illinois)
Environment Service S.A. (France)
Enviropace Limited (Hong Kong)
Envirotech Operating Services, Inc. (Delaware)
Envirotech Operating Services (Petaluma), Inc. (Delaware)
Equipamentos Industriais Ltda. (Brazil)
Erco Tennessee, a general partnership (Tennessee)
Erland Bylunds Akeri AB (Sweden)
EST Environment Service (France)
Fempack Limited (United Kingdom)
Filtres Crepines Johnson (France) S.A. (France)
Fineco Italiana S.r.l. (Italy)
Fraktjanst AB (Sweden)
Franchi E Caserio S.r.l. (Italy)
Franks Industrirenovation (Denmark)
Franz Schreiber GmbH (Germany)



Fratelli Visconti S.r.l. (Italy)
Fritz Ohlig GmbH & Co. Kommanditgesellschaft (Germany)
Fuchs Recycling GmbH (Germany)
Fuchs Rohstoffhandelsgesellschaft mbH (Germany)
Gateway Waste Partners, L.P. (Illinois)
GCP Engineering Limited (Hong Kong)
Gebr. Van Vliet B.V. (Netherlands)
General Nuclear Systems, Inc. (Delaware)
General Sanitation Corporation (Florida)
Geological Reclamation Operations and Waste Systems, Inc. (Pennsylvania)
     Burlington County Resource Recovery Facilities Complex
     G.R.O.W.S. Landfill
     Meadowlands Baler Facility
     Meadowland Recycling and Disposal Facility
Georgia Waste Systems, Inc. (Georgia)
     B. J. Recycling and Disposal Facility
     Georgia Waste Systems North
     Rolling Hills Recycling and Disposal Facility
     Waste Management of Augusta - Aiken
     Waste Management of Atlanta
     Waste Management of Cobb County
     Waste Management of Macon
Gesam Gestione Servizi Ambientali S.p.A. (Italy)
GES GmbH (Germany)
Gestion Des Rebuts D.M.P. Inc. (Quebec)
     WMI Mauricie Bois - Franc
     WMI Parc Hirondelles
Gestione Servizi Ambientali S.p.A. (Italy)
GMI Holdings Ltd. (United Kingdom)
Gnosjo Renhallning AB (Sweden)
Grand Disposal Partners, L.P. (Illinois)
Green Valley Landfill Limited (Hong Kong)
Gruning GmbH Wertstoffaufbereitung und Containerdienst (Germany)
Gulf Disposal, Inc. (Florida)
     Gulf Coast Recycling and Disposal Facility
Haagse Recycling Maatschappij (HRM) B.V. (Netherlands)
Hall-ing Refuse Partners, L.P. (Illinois)
Harmony Sanitary Landfill Co. (Pennsylvania)
Harris Disposal Service, Inc. (Florida)
Harris Sanitation, Inc. (Florida)
Hedco Landfill Limited (United Kingdom)
Helsingin Puhdistuskone OY (Finland)
Hemmings Hygiene Limited (United Kingdom)
Henley Properties Inc. (Delaware)
Holiday Moss (Landfill) Limited (United Kingdom)

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Holje Miljotransporter AB (Sweden)
Holland Industriediensten Amsterdam BV (Netherlands)
Hyvinkaan Jatehuolto Oy (Finland)
Ibjorgensen Handelaktiesglsk A/B (Denmark)
Ibka Industriservice A/S (Denmark)
Ichochema B.V. (Netherlands)
Icopower B.V. (Netherlands)
Icosloop BV (Netherlands)
Icotech (Netherlands)
Icova B.V. (Netherlands)
Icova/Maltha Glascollecting B.V. (Netherlands)
ICRC Company (Delaware)
IGA Tabasaran GmbH (Germany)
IGM International S.p.A. (Italy)
IGM S.p.A. (Italy)
Industrial Waste Incorporated (Florida)
Infectious Waste Management Limited Partnership (Illinois)
Ingenieria Urbana S.A. (Spain)
Ingenieuroboro Fur Verfahrentechnik Dr. Born & Dr. Ermel GmbH (Germany) International Coal Refinery Company (Delaware)
International Process Systems Canada Inc. (Ontario)
Intersearch Aktiengersellschaft (Germany)
IPS Quinte Inc. (Ontario)
IPU GmbH (Germany)
IRA S.r.l. (Italy)
Italrifiuti S.p.A. (Italy)
Jaartsveld Exploitatie B.V. (Netherlands)
Jaartiveld Groen & Milieu B.V. (Netherlands)
Jatekiito OY (Finland)
Jatekuuto OY (Finland)
Jatekyyti Oy (Finland)
JFS (Japan) Ltd. (Japan)
Jinyuan Power Limited Partnership (Delaware)
JLG Scaffolding Ltd. (British Columbia)
Johnson Filtration Systems Inc. (Delaware)
Johnson Filtration Systems Limited (Ireland)
Johnson Filtration Systems Limited (United Kingdom)
Johnson Screens (Australia) Pty. Ltd. (Australia)
J. Roger Preston & Partners (PNG) Pty Ltd. (Papva New Guinea)
JRP Consultants (Malaysia) SDN BHD (Malaysia)

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Just-Altpapier-Verwertung GmbH (Germany)
Just GmbH Rohstoffe fur die Papierindustrie (Germany)
KAB/WMI SDN. BHD. (Malaysia)
Kahle Landfill, Inc. (Missouri)
Karlstad Bilfrakt AB (Sweden)
Karlstad Renhallnings AB (Sweden)
KDK Limited (United Kingdom)
K. D. Skott Limited (United Kingdom)
Keene Road Landfill, Inc. (Florida)
Kennedy & Donkin Africa (Botswana) Partnership (Botswana)
Kennedy & Donkin Africa (Malawi) Partnership (Malawi)
Kennedy & Donkin Building Services Limited (United Kingdom) Kennedy & Donkin Generation & Industrial Limited (United Kingdom) Kennedy & Donkin Information Systems Ltd. (United Kingdom) Kennedy & Donkin International Ltd. (Hong Kong)
Kennedy & Donkin Ltd. (United Kingdom)
Kennedy & Donkin Malaysia Ltd. (Delaware)
Kennedy & Donkin (Middle East) Limited (Cyprus)
Kennedy & Donkin Overseas Ltd. (United Kingdom)
Kennedy & Donkin Power Ltd. (United Kingdom)
Kennedy & Donkin Quality Engineering Limited (United Kingdom) Kennedy & Donkin Quality Inc. (Delaware)
Kennedy & Donkin Systems Control Ltd. (United Kingdom)
Kennedy & Donkin Transportation Ltd. (United Kingdom)
Kennedy Scott Furphy (PTY) Limited (New South Wales Australia) Keravan Hyotykaytto Oy (Finland)
KH Associates Limited (United Kingdom)
Kiinteistojen Jatepoisto M. Saarinen Oy (KJP) (Finland)
KNAB GmbH (Germany)
Knoss & Anthes GmbH (Germany)
K.R. & C. Edwards Pty. Ltd. (New South Wales)
Krantz Miljo AB (Sweden)
Kuljetusliike Ralento OV (Finland)
Kulljestuslike Reipas OY (Finland)
Kvicksilver Atervinning I Karlskrona AB (Karlskrona)
Lake Disposal Partners, Ltd. (Illinois)
La Loggese S.r.l. (Italy)
Landskrona-Svalovs Renhallnings AB (Sweden)
Lichliter/Jameson & Associates (Texas)
Ljusne Renhallnings AB (Sweden)
Loristan Services Limited (United Kingdom)
LSR (Sweden)
LSS & Associates, Inc. (Arizona)

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Malardalens Tankservice AB (Sweden)
Manchester Tankers Limited (United Kingdom)
Manliba, S.A. (Argentina)
Mantank Cleaning Services Limited (United Kingdom)
M & O Waste Management Limited Partnership (Illinois)
Mashor & Reym Charter Ltd. (Brunei)
Mashor & Reym Malaysia (Malaysia)
Massachusetts Refusetech, Inc. (Delaware)
Matrix Construction, Incorporated (Texas)
Matrix Engineering, Inc. (Texas)
Mellanaktoren AB (Sweden)
Mesne Lea Estates Limited (United Kingdom)
Meurthe Et Moselle Service Sarl (France)
Miami Valley Pressure Cleaning, Inc. (Ohio)
Midi Pyrenees Environement Service (France)
Miljotjanst: Malardalan AB (Sweden)
Miljotjanst: Nykoping AB (Sweden)
Miljotjanst: Sodermanland AB (Sweden)
Miljotjanst: Vastmanland AB (Sweden)
Miller Waste Partners, L.P. (Illinois)
Missouri Disposal Partners, L.P. (Illinois)
Modern Trash Removal of York, Inc. (Pennsylvania)
     Modern Landfill
Montolivet Finanz S.A. (Luxembourg)
Mountain Indemnity Insurance Company (Vermont)
MPF Engineered Filtered Products Inc. (Ontario)
MRI Holding Company (Delaware)
MRM Health Ltd. (United Kingdom)
MRM Holdings Ltd. (United Kingdom)
MRM Leisure International Ltd. (United Kingdom)
MRM Leisure Ltd. (United Kingdom)
MRM Partnership (United Kingdom)
MRM Projecta GmbH & Co. (Germany)
MRM Sandow Ltd. (United Kingdom)
M.S.T.S., Inc. (Delaware)
M.S.T.S. Limited Partnership (Illinois)
Muerthe et Moselle Service S.A.R.L. (MMS) (France)
Mullentsorgung West GmbH & Co. KG (Germany)
Nassjo Renhallning AB (Sweden)
National Industrial Constructors Inc. (Delaware)
National Seal Company (Illinois)
Naylor Industrial Services, Inc. (Texas)
Nelanco, Ltd. (Missouri)

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Neptune Microfloc, Incorporated (Oregon)
Neptune Nichols Limited (United Kingdom)
Neuhaus Entsorgung GmbH & Co. KG (West Germany)
NH/VT Energy Recovery Corporation (New Hampshire)
Nichols Sanitation, Inc. (Florida)
     Lake Placid Sanitation
     Waste Management of Palm Beach
Nice Mettoyage (France)
Nollmann Entsorgung GmbH & Co KG (West Germany)
Norab Renhallnings AB (Sweden)
Nord Environement Service (France)
Nordisk Avfallskonsult AB (Sweden)
Norrlands Miljosanering I Umea AB (Sweden)
North Broward County Resource Recovery Project, Inc. (Florida)
North Broward Holdings Inc. (Delaware)
Northedge Limited (United Kingdom)
Northwest Sanitary Landfill, Inc. (Pennsylvania)
Norwaste Limited (United Kingdom)
Nova Spurghi (Italy)
NSC Sales Corp. (Virgin Islands)
Ocean Combustion Service, B.V. (Netherlands)
Ocean Combustion Service GmbH (West Germany)
Ocean Combustion Service, N.V. (Belgium)
Ocean Combustion Service -O.C.S.- Espana S.A. (Spain)
Ocmulgee Disposal, Inc. (Georgia)
Oil & Solvent Process Company (California)
Olshan Asbestos Removal Corportion (Texas)
Olshan Demolishing Company, Inc. (Texas)
Ostjydsk Industrirenovation A/S (Denmark)
Pacific Waste Management Holdings Pty. Limited. (New South Wales)
Pacific Waste Management, Ltd. (New Zealand)
Pacific Waste Management Limited (Hong Kong)
Pacific Waste Management PTE Limited (Singapore)
Pacific Waste Management Pty. Limited (New South Wales)
Paris Suo Hydraulique (France)
Park Services, Inc. (Delaware)
Pecol S.r.l. (Italy)
Penn-Warner Club, Inc. (Delaware)
Peterson-KNAB GmbH (Germany)
Phoenix Systems, Inc. (Maryland)
Piacentii Srl (Italy)
Pierdan (France)
Pilmuir Waste Disposal Limited (United Kingdom)

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Pingliang Power Limited Partnership (Delaware)
P.I.T.E.F.  S.r.l. (Italy)
Plant Control Services, Inc. (Texas)
PPK Consultants Pty. Ltd. (Australia)
Progesam Ecosistenmi S.r.l. (Italy)
PT J Roger Preston & Partners (Indonesia)
Pullman-Hoffman, Inc. (Ohio)
Pullman Plumbing, Pipefitting & Mechanical, Inc. (West Virginia)
Pullman Power Products Corporation (Delaware)
Pullman Power Products International Corporation (Delaware)
Pullman Power Products of Canada Limited (Canada)
Pullman Torkelson Utility Fuels Company (Delaware)
PWF Projeklplanungs - und Wirtschaftsberatungsgesellschaft mbH (Germany) Quest Environement Service (France)
Questquill Limited (United Kingdom)
R A Johnson (Haulage) Ltd. (England)
Rancho Estates Properties, Inc. (Delaware)
R.B.S. Pension Trustees Limited (United Kingdom)
RCCD Inc. (Delaware)
RCC Fiber Company, Inc. (Delaware)
Recovery I, Inc. (Louisiana)
Recovery Project, Inc. (Florida)
Recycle First North Andover Inc. (Delaware)
Recycling For Energy Limited (United Kingdom)
Refuse Services, Inc. (Florida)
     Clay County Recycling and Disposal Facility
     Jacksonville Waste Control
     Lake City Waste Control
     Sunbeam Recycling and Disposal Facility
     Trinity Recycling and Disposal Facility
     Waste Management of Clay County
     Waste Management of Jacksonville
     Waste Management of Putnam County
Regin B.V. (Netherlands)
Rehu Handelsonderneming BV (Netherlands)
Renovadan Miljoservice A/S (Denmark)
Resco Holdings Inc. (Delaware)
Residuos Industriales Multiquim, S.A. de C.V. (Mexico)
Reym & Mashnor Charters Senirian Berhad (Srm. Bhd) (Brunei)
Reym B.V. (Netherlands)
Richmond Waste Partners, Ltd. (Illinois)
RIH Inc. (Delaware)
Riimaki OY (Finland)

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Riley Energy Systems of Lisbon Corporation (Delaware)
Riley Energy Systems of Lisbon Connecticut Corp. (Connecticut)
Rohstoffruckgewinnung Fixheide GmbH & Co. Kg (Germany)
Rupke & Associates Ltd. (Ontario)
Rusk County Landfill, Inc. (Wisconsin)
Rust Architecture of North Carolina, P.C. (North Carolina)
Rust Associates Ltd. (Canada)
Rust Capital Corporation (Delaware)
Rust CHDA Company (Delaware)
Rust China Ltd. (Delaware)
Rust Controladora, S.A. de C.V. (Mexico)
Rust Construcciones, S.A. de C.V. (Mexico)
Rust Deutschland GmbH (Germany)
Rust Engineering do Brasil Construcoes Ltda. (Brasil)
Rust Environment & Infrastructure Inc. (Wisconsin)
Rust Environment & Infrastructure of Canada Inc. (Alberta)
Rust Environment & Infrastructure of Michigan Inc. (Michigan)
Rust Environment & Infrastructure of North Carolina Inc. (North Carolina) Rust Environment & Infrastructure of Ohio Inc. (Ohio)
Rust Environment & Infrastructure, P.E., ARCH. L.S., P.C. (New York)
Rust Environmental Pty Ltd (New South Wales, Australia)
Rust Environmental Inc. (Delaware)
Rust Federal Environmental Services Inc. (Delaware)
Rust Federal Services Inc. (Delaware)
Rust Federal Services of Colorado Inc. (Delaware)
Rust Federal Services of Idaho Inc. (Delaware)
Rust Field Services, Inc. (Delaware)
Rust Geotech Inc. (Delaware)
Rust Germany GmbH (Germany)
Rust Industrial Cleaning Inc. (Delaware)
Rust Industrial Cleaning Services Inc. (Delaware)
Rust Industrial Services Inc. (Delaware)
Rust International Corporation (Delaware)
Rust International Holdings Inc. (Delaware)
Rust International Inc. (Delaware)
Rust International of North Carolina, P.C. (North Carolina)
Rust JRP Pty Ltd (Australia)
Rust JRP Ltd (Hong Kong)
Rust JRP Pte Ltd (Singapore)
Rust Leasing Corp. (Delaware)
Rust Limited (United Kingdom)
Rust MRM Limited (United Kingdom)
Rust North America Holdings Inc. (Delaware)

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Rust Overseas B.V. (Netherlands)
Rust Overseas Inc. (Delaware)
Rust Plant Services Inc. (South Carolina)
Rust PPK Pty Ltd. (New South Wales, Australia)
Rust Precision Blasting Inc. (Delaware)
Rust Remedial Services Inc. (Delaware)
Rust Scaffold Builders Inc. (Delaware)
Rust Scaffold Rental & Erection Inc. (Delaware)
Rust Scaffold Services Inc. (Delaware)
Rust Scaffold Services of Canada Ltd. (Ontario)
Rust Servicios Ambientales e Infraestructura, S.A. de C.V. (Mexico) Rust Specialty Chemicals Inc. (Delaware)
Rust Sweden Holdings A B (Sweden)
Rust Utility Services Inc. (Delaware)
Rust VA Projekt AB (Sweden)
Rust Waste Treatment Services Inc. (Delaware)
Sacagica s.r.l. (Italy)
Saframa S.A. (Argentina)
Sakab Batteri B (Sweden)
Sakab MFA-Forvaltning AB (Sweden)
Salem Waste Disposal Center, Inc. (Alabama)
Salutec, S.A. (Argentina)
Saneanientos Sellberg S.A. (Spain)
S.A.P. s.p.a. (Italy)
S.A.R.I. S.p.A. (Italy)
S.A.S.P.I  S.p.A. (Italy)
SC Holdings, Inc. (Pennsylvania)
     L & D Landfill
     Parklands Landfill
     Sanitary Landfill
SCA Services, Inc. (Delaware)
     Mohawk Valley Sanitary Landfill
SCA Services of South Carolina, Inc. (South Carolina)
     Charleston Landfill
     Sandy Pines Landfill
S.C.E.A. Du Bosnier (France)
Schreiber Stadtereinigung GmbH & Co. KG (West Germany)
Schroeder GmbH & Co. KG (Germany)
SCS Contractors Limited (United Kingdom)
Sellbergs Danmark A/S (Denmark)
Sengelose Kompost A/S (Denmark)
S.E.P. s.r.l. (Italy)

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Serater S.A. (France)
SERPOL (France)
Service de Rehabilitation des Dechets (S.R.D.) (France)
Servicios Especiales de Recoleccion de Basura, S.A. de C.V. (Mexico) Servicios Integrales de Protection Ambiental, S.A. de C.V. (Mexico) Servicios Limpiezas Urbanas S.A. (SELIMURSA) (Spain)
Servi Jatchuolto OY (Finland)
Servizi Piemonte S.r.l. (Italy)
SES Bridgeport Inc. (Delaware)
SES Brooklyn Inc. (Delaware)
SES Brooklyn Navy Yard Inc. (Delaware)
SES Connecticut Inc. (Delaware)
SES Gloucester Inc. (Delaware)
SES New Jersey Inc. (Delaware)
SES North Andover Inc. (Delaware)
SES Seattle Inc. (Delaware)
Sidel (France)
Sigma Associates, Inc. (Texas)
Signal Capital Sherman Station Inc. (Delaware)
Signal Cleanfuels Inc. (Delaware)
Signal Clean Water Corporation (Delaware)
Signal Own-And-Operate Inc. (Delaware)
Signal Overseas Capital Corporation N.V. (Netherlands)
Signal RESCO, Inc. (Delaware)
Sir-Mas (Italy)
Sirtis Service s.r.l. (Italy)
Sistemas Para Control de Desechos Solidos, S.A. de C.V. (Mexico)
SMC Shaltimenti Controllati S.p.a. (Italy)
SNC Rust Canada Limited (Canada)
Soaring Vista Properties, Inc. (Maryland)
Societa' Appalti Pubblici S.A.P. S.p.A. (Italy)
Societe D'Amenagement Et D'Exploitation De Terrains Agricoles (France) Societe D'Assainissement Provencal (France)
Societe D'Enlevement Et De Transport Annexe (France)
Societe D'Etude Et De Maintenance D'Assainissement (France)
Societe D'Etudes et de realisation D'Amenagements De Terrains (France) Societe De Mecanique Et D'Entretretien Du Val De Marne (France) Societe De Mecanique Hydraulique Et D'Electroite (France)
Societe Europeenne de Ferrailles et de Machefers (France)
Societe Parisienne D'Amenagement De Terrains (SPAT) (France)
Sogea S.r.l. (Italy)
Solid Waste Equipment Leasing Limited (Bermuda)
Solna Transport AB (Sweden)

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Solna Transport & Renhallning AB (Sweden)
South Broward County Resource Recovery Project, Inc. (Florida) South Broward Holdings Inc. (Delaware)
Special Resource Management, Inc. (Montana)
S.P.E.M.  S.p.A. (Italy)
St. George's Engineering Ltd. (United Kingdom)
Sud Quest Environnement Service (France)
Sunny Farms, Ltd. (Pennsylvania)
Svensk Avfallskonvertering AB (Sweden)
S. V. Farming Corp. (New Jersey)
Swenson S.A. (France)
Swindell-Dressler Energy Supply Company (Delaware) Swindell-Dressler Leasing Company (Delaware)
Swindell Rust Associates Inc. (Delaware)
Swindell Rust Iran Inc. (Delaware)
Sylvan & Qvibelius AB (Sweden)
TC, Inc. (Indiana)
Techim S.r.l. (Italy)
Terra Quest - Mohave, Inc. (Arizona)
Texas Sanitation Service, Inc. (Texas)
The Rust Engineering Company Limited (Canada)
The Rust Engineering Company of Michigan (Michigan)
The Rust Engineering Company of New York Inc. (New York)
The Standard Bridge Corporation (New York)
The Standard Engineering Corporation (New York)
The Swindell-Dressler Corporation of Canada Limited (Canada) The Wheelabrator Corporation (Delaware)
The Woodlands of Van Buren, Inc. (Delaware)
Tijuana Equilibrio Ecologico, S.A. de C.V. (Mexico)
Tilghman (Broadheath) Limited (United Kingdom)
Tilghman (Engineers) Limited (United Kingdom)
Tilghman (1988) Limited (United Kingdom)
Tilghman Wheelabrator Limited (United Kingdom)
Tilghman Wheelabrator Special Products Ltd. (United Kingdom) Tomoka Refuse, Inc. (Florida)
Town and Country Refuse, Inc. (Florida)
     Port-O-Let
Trail Ridge Landfill, Inc. (Delaware)
Tra.S.E. S.p.A. (Italy)
Transmetro (Argentina)
Transportbedrijf Van Bliet B.V. (Nederlands)
Transwaste (N.W.) Limited (United Kingdom)
TRECO Construction Services Inc. (Delaware)

UK Waste Management Holdings Limited (United Kingdom)
U.K. Waste Management Limited (United Kingdom)
United Waste Partners, L.P. (Illinois)
Vaggeryds Renhallnings AB (Sweden)
Valdenza S.r.l. (Italy)
Vallentuna Renhallning AB (Sweden)
Vanerborgs Stadbudsbyra AB (Sweden)
Vanersborgs Renhallning AB (Sweden)
Van Vliet Recycling B.V. (Netherlands)
Van Vliet Speciaal Afval B.V. (Netherlands)
Var Assainissement (France)
VE-Part S.r.l. (Italy)
Verwaltungsgesellschaft Neuhaus Entsorgung GmbH (Germany)
Verwaltungsgesellschaft Nollmann Entsorgung GmbH (Germany)
Vliko B.V. (Netherlands)
Vulcanus Shipping Company Pte. Ltd. (Singapore)
Walker & Associates, Inc. (Washington)
Walker - Alaska Aerial Survey, Inc. (Alaska)
Warner Company (Delaware)
     Warner East
     Warner West
Washington Waste Hauling & Recycling, Inc. (Delaware)
     Port-O-Let
     Recycle America
     Valley Topsoil
     Waste Management - Northwest
     Waste Management of Ellensburg
     Waste Management of Greater Wenatchee
     Waste Management of Kennewick
     Waste Management of Seattle
     Waste Management of Spokane
     Waste Management of Yakima
     Waste Management - SnoKing
     Waste Management - Rainier
     West Group - Northwest Region Office
     WMI Services
Washington Waste Systems, Inc. (Washington)
Waste Away Group, Inc. (Alabama)
     Waste Management of Alabama - East
Waste Clearance (Holdings) Limited (United Kingdom)
Waste Clearance Limited (United Kingdom)
Waste Disposal, Inc. (New Jersey)
     Howell Landfill

Waste Handling Company (W.H.C.) B.V. (Holland)
Waste Management Czechoslovakia s.r.o. (Czechoslovakia)
Waste Management Collection and Recycling, Inc. (California)
     American Waste Systems
     C & H Disposal
     Empire Waste Management
     Great Western Reclamation
     Griffith Disposal
     Horizon Rubbish Service
     Recycle America
     SAWDCO Collection
     Valley Waste Management
     Waste Management of Inland Valley
     Waste Management of Sacramento
     Waste Management of San Gabriel/Pomona Valley
     Waste Management of Santa Cruz County
     Waste Management of Stockton
     Waste Management of the Central Valley
     Waste Management of Woodland
Waste Management de Mexico, S.A. de C.V. (Mexico)
Waste Management Deutschland GmbH (Germany)
Waste Management Disposal Services of Arizona, Inc. (Delaware)
Waste Management Disposal Services of California, Inc. (California)
     Bradley Landfill and Recycling Center
     Ecolo-Haul
     Recycle America
Waste Management Disposal Services of Colorado, Inc. (Colorado)
     Central Weld Sanitary Landfill
     North Weld Sanitary Landfill
Waste Management Disposal Services of Maine, Inc. (Maine)
     Waste Management Disposal Services of Maine - Crossroads
Waste Management Disposal Services of Maryland, Inc. (Maryland)
     Sandy Hill
Waste Management Disposal Services of Massachusetts, Inc. (Massachusetts) Waste Management Disposal Services of New York, Inc. (Delaware)
Waste Management Disposal Services of Oregon, Inc. (Delaware)
     Columbia Ridge Landfill and Recycling Center
     Oregon Waste Systems
Waste Management Disposal Services of Pennsylvania, Inc. (Pennsylvania)
     Pottstown Landfill and Recycling Center
Waste Management Disposal Services of Virginia, Inc. (Delaware)

     Middle Peninsula Landfill and Recycling Facility
Waste Management Disposal Services of Washington, Inc. (Delaware)
     Greater Wenatchee Regional Landfill and Recycling Center
Waste Management Do Brasil, Ltda Empreendimentos Ambientals (Brazil) Waste Management Espana S.A. (Spain)
Waste Management Finland OY (Finland)
Waste Management France (France)
Waste Management France S.A.R.L. (France)
Waste Management GmbH & Co (Germany)
Waste Management GmbH & DO MVA Hamm OHG (Germany)
Waste Management Greece Anonymous Commercial Company (Greece)
Waste Management Inc. of Florida (Florida)
     Broward Disposal
     Central Disposal
     Environmental Waste Systems
     Florida Environmental Waste
     Florida Disposal
     Gulf Coast Recycling and Disposal Facility
     Hillsborough Heights Recycling and Disposal Facility
     Medley Landfill & Recycling Center
     Rubbish Gobbler
     Southeast Recycling and Disposal Facility
     Southern Sanitation Service
     South Florida Service Center
     United Sanitation Recycling and Disposal Facility
     Waste Management of Bay County
     Waste Management of Collier County
     Waste Management of Dade County
     Waste Management of Monroe County
     Waste Management of Pasco County
     Waste Management of Tampa
Waste Management, Inc. of Tennessee (Tennessee)
     Chestnut Ridge Landfill and Recycling Center
     Waste Management of Tennessee - Clarksville
     Waste Management of Tennessee - Jackson
     Waste Management of Tennessee - Knoxville
     Waste Management of Tennessee- Memphis
     Waste Management of Tennessee - Nashville
Waste Management International B.V. (Netherland)
Waste Management International, Inc. (Delaware)
Waste Management International, Ltd. (Bermuda)
Waste Management International, Ltd. Argentine Branch (Argentina)
Waste Management International plc (United Kingdom)

Waste Management International Y CIA (Chile)
Waste Management International Services Limited (United Kingdom)
Waste Management International Services Pension Scheme (Trustees) Limited (UK) Waste Management Italia S.r.l. (Italy)
Waste Management (Land) Limited (United Kingdom)
Waste Management Limited (England)
Waste Management Nederland B.V. (Netherlands)
Waste Management N.Z. Ltd. (New Zealand)
Waste Management of Alabama, Inc. (Alabama)
     Dixie Waste
     Valley View Sanitary Landfill
     Waste Management of Alabama - Lynn
     Waste Management of Alabama - Mobile
     Waste Management of Alabama - The Shoals
     Waste Management of Birmingham - Recycle America
     Waste Management of Mississippi - Gulf Coast
     Waste Management of North Mississippi - Tupelo
     Waste Management of West Alabama
     WMI Services of Birmingham
Waste Management of Alameda County, Inc. (California)
     Altamont Landfill and Resource Recovery Facility
     Central Division
     Davis Street Station for Material Recovery and Transfer
     East Bay Disposal Co.
     Livermore Dublin Disposal
     Northern Division
     Recycle America of Northern California
     Southern Division
     Sunnyvale Recycling and Disposal Facility
     Tri-Cities Recycling and Disposal Facility
Waste Management of Arizona, Inc. (California)
     Butterfield Station Recycling and Disposal Facility
     Modulaire of Arizona
     Sky Harbor Regional Transfer & Recycling Center
     27th Avenue Recycling and Disposal Facility
     Waste Management of Northern Arizona
     Waste Management of Phoenix - North
     Waste Management of Phoenix - Recycle America
     Waste Management of Phoenix - South
     Waste Management of Tucson
     Waste Management of Tucson - Recycle America
     Waste Management of Verde Valley
     WMI Services - Phoenix

Waste Management of Arkansas, Inc. (Delaware)
     Brushy Island Recycling and Disposal Facility
     Jefferson County Landfill and Recycling Center
     Shannon Road Recycling and Disposal Facility
     Union County Recycling and Disposal Facility
     Waste Management of Arkansas North
     Waste Management of Arkansas South
Waste Management of California, Inc. (California)
     Kirby Canyon Recycling and Disposal Facility
     Lancaster Recycling and Disposal Facility
     Modulaire of California
     Simi Valley Recycling and Disposal Facility
     Universal Refuse Removal of El Cajon
     Waste Management of Fresno County
     Waste Management of Lancaster
     Waste Management of Los Angeles
     Waste Management of Los Angeles - South
     Waste Management of North County
     Waste Management of San Diego
     Waste Management of San Fernando Valley
     Waste Management of Santa Clara County
     Waste Management of the Desert
Waste Management of Cambridge, Inc. (Delaware)
     Adho Disposal
     Hunting Ridge Landfill
Waste Management of Carolinas, Inc. (North Carolina)
     Piedmont Landfill and Recycling Center
     Waste Management of Asheville
     Waste Management of Carolinas
     Waste Management of Central Carolina
     Waste Management of Eastern Carolina
     Waste Management of the Piedmont
     Waste Management of Raleigh/Durham
     Waste Management of Wilmington
     Waste Management of the Triad
Waste Management of Central Florida, Inc. (Florida)
     Alachua Waste Management
Waste Management of Central Jersey, Inc. (New Jersey)
     Parklands Recycling and Disposal Facility
Waste Management of Colorado, Inc. (Colorado)
     Colorado Springs Recycling and Disposal Facility
     Colorado Springs Transfer Station
     County Line Recycling and Disposal Facility

     Denver/Arapahoe Disposal Site
     Englewood Transfer Station
     Modulaire of Colorado
     Port-O-Let
     Waste Management of Aurora
     Waste Management of Colorado - Aurora Facility
     Waste Management of Colorado - Landfill Division
     Waste Management of Colorado - North Facility
     Waste Management of Colorado - Recycle Facility
     Waste Management of Colorado - South Facility
     Waste Management of Colorado Springs
     Waste Management of Colorado Springs - Recycle America Processing Facility Waste Management of Denver
     Waste Management of Denver - Recycle America Processing Facility
     Waste Management of Northern Colorado
     Waste Management of Pueblo
     Waste Management of the Rockies
Waste Management of Columbus, Inc. (Ohio)
Waste Management of Connecticut, Inc. (Connecticut)
     New Milford Recycling and Disposal Facility
     Waste Management of Connecticut - Cheshire
     Waste Management of Connecticut - Norwalk
     Waste Management of Connecticut - Wallingford
Waste Management of Delaware, Inc. (Delaware)
     Waste Management of Delaware - Wilmington
     Waste Management of Delmarva
Waste Management of Five Oaks Recycling and Disposal Facility, Inc. (Delaware) Waste Management of Florida Holding Company, Inc. (Delaware)
Waste Management of Florida, Inc. (Delaware)
Waste Management of Georgia, Inc. (Georgia)
     Live Oak Landfill
     Waste Management of Chattanooga
     Waste Management of Northeast Alabama
     Waste Management of Savannah
     Waste Management of the Tennessee Valley
Waste Management of Grass Valley, Inc. (Delaware)
Waste Management of Hawaii, Inc. (Hawaii)
     Oahu Refuse Systems Company
     Waimanalo Gulch Recycling and Disposal Facility
Waste Management of Idaho, Inc. (Idaho)
Waste Management of Illinois, Inc. (Delaware)
     Banner/Western Disposal Service
     Chain of Rocks Recycling and Disposal Facility

     CID
     Durbin Paper Stock Company
     Five Oaks Recycling and Disposal Facility
     Greene Valley Recycling and Disposal Facility
     Kankakee Recycling and Disposal Facility
     Laraway Recycling and Disposal Facility
     McLean County Disposal and Recycling Services
     Milam Recycling and Disposal Facility
     Settler's Hill Recycling and Disposal Facility
     Tazewell Recycling and Disposal Facility
     TCD Services
     United Waste Systems
     Waste Management - Northwest
     Waste Management - West
     Waste Management of Metro East
     Waste Management of Peoria
     Waste Management of the South Suburbs
     Wheatland Prairie Recycling and Disposal Facility
     Woodland Recycling and Disposal Facility
Waste Management of Indiana, Inc. (Indiana)
     Deercroft Recycling and Disposal Facility
     Glenwood Ridge Recycling and Disposal Facility
     Oak Ridge Recycling and Disposal Facility
     Prairie View Recycling and Disposal Facility
     Superior Waste Systems
     Twin Bridges Recycling and Disposal Facility
     Waste Management of Central Indiana
     Waste Management of Evansville
     Waste Management of Fort Wayne
     Waste Management of Indianapolis
     Waste Management of Indianapolis - Hamilton County Transfer
     Waste Management of Lafayette
     Waste Management of Muncie
     Waste Management of Northwest Indiana
     Waste Management of Warsaw
     Wheeler Recycling and Disposal Facility
Waste Management of Iowa, Inc. (Iowa)
     Solid Waste Systems
Waste Management of Kansas, Inc. (Kansas)
     Forest View Recycling and Disposal Facility
     Rolling Meadows Recycling & Disposal Facility
     Solid Waste Systems
     Topeka Waste Systems

     Waste Management of Wichita
     Waste Management - Refuse Control
Waste Management of Kentucky, Inc. (Kentucky)
     Blue Ridge Recycling and Disposal Facility
     Kramer Lane Recycling and Disposal Facility
     Lexington Recycling and Disposal Facility
     Outer Loop Recycling and Disposal Facility
     Waste Management of Kentucky - Gray Disposal
     Waste Management of Kentucky - Lexington
     Waste Management of Kentucky - Louisville
     Waste Management of Kentucky - Madison Disposal
     Waste Management of Kentucky - Stevens Dispos-All Service
Waste Management of Leon County, Inc. (Florida)
     Springhill Regional Sanitary Landfill
Waste Management of Louisiana, Inc. (Louisiana)
     Acadiana Recycling and Disposal Facility
     Acadia Parish Sanitary Landfill
     Alexandria Recycling and Disposal Facility
     American Waste and Pollution Control-Algiers Residential
     American Waste and Pollution Control-Eastern New Orleans Residential American Waste and Pollution Control-Kelvin Recycling and Disposal Facility American Waste and Pollution Control-St. Bernard Parish Residential American Waste and Pollution Control-Slidell Residential
     American Waste and Pollution Control-West Jefferson Residential
     Jefferson Davis Recycling and Disposal Facility
     Kelvin Recycling and Disposal Facility
     Magnolia Recycling and Disposal Facility
     Pelican Recycling and Disposal Facility
     Pelican State Environmental Services
     Waste Management of Acadiana
     Waste Management of Baton Rouge
     Waste Management of the Bayous
     Waste Management of Central Louisiana
     Waste Management of Lake Charles
     Waste Management of New Orleans
     Waste Management of Northeast Louisiana
     Waste Management of Northwest Louisiana
     Waste Management of the Pines
     Waste Management of St. Landry
     Waste Management of St. Tammany
     Waste Management of South Louisiana
     Waste Management Services of Louisiana
     Woodside Recycling and Disposal Facility

Waste Management of Maine, Inc. (Maine)
     Waste Management of Maine - Portland
Waste Management of Malaysia Sdn BHd (Malaysia)
Waste Management of Maryland, Inc. (Maryland)
     Mobile Offices of Maryland
     Waste Management of Greater Washington
     Waste Management of Maryland - Baltimore
     Waste Management of Southern Maryland
     WMI Medical Services
     WMI Services of Maryland
Waste Management of Massachusetts, Inc. (Massachusetts)
     Waste Management of Boston - North
     Waste Management of Central Massachusetts
     Waste Management of Massachusetts - Gloucester
     Waste Management of Massachusetts - South Shore
     Waste Systems
Waste Management of Michigan, Inc. (Michigan)
     Autumn Hills Recycling and Disposal Facility
     Cedar Ridge Recycling and Disposal Facility
     Eagle Valley Recycling and Disposal Facility
     Efficient Sanitation
     Northern Oaks Recycling and Disposal Facility
     Recycle America - Metro Detroit
     Tri-City Recycling and Disposal Facility

     Valley Rubbish
     Venice Park Recycling and Disposal Facility
     Waste Management of Michigan - Alma Transfer and Recycling Facility Waste Management of Michigan - Area Disposal
     Waste Management of Michigan - Burr Oak
     Waste Management of Michigan - Central
     Waste Management of Michigan - Detroit North
     Waste Management of Michigan - Detroit Transfer and Recycling Facility Waste Management of Michigan - Detroit West
     Waste Management of Michigan - Dowagiac Transfer and Recycling Facility Waste Management of Michigan - Holland
     Waste Management of Michigan - Holland Transfer and Recycling Facility Waste Management of Michigan - Mideast
     Waste Management of Michigan - Mideast/Port Huron
     Waste Management of Michigan - Midwest
     Waste Management of Michigan - Northern
     Waste Management of Michigan - Recycle America/Grand Rapids
     Waste Management of Michigan - Southwest
     Waste Management of Michigan - Western

     Westside Recycling and Disposal Facility
     WMI Services - Eastern Michigan/Northwest Ohio
     Woodland Meadows Recycling and Disposal Facility
Waste Management of Minnesota, Inc. (Minnesota)
     Anoka Recycling and Disposal Facility
     Dietman Sanitation & Recycling
     Sun Prairie Recycling and Disposal Facility
     Waste Management - Blaine
     Waste Management - Rochester
     Waste Management - Savage
     Waste Management of Hastings
     Waste Management of LeSueur/St. Peter
     Waste Management of St. Cloud
     WMI Services of Minnesota
Waste Management of Mississippi, Inc. (Mississippi)
     Pecan Grove Sanitary Landfill
     Pine Ridge Sanitary Landfill
     Plantation Oaks Sanitary Landfill
     Prairie Bluff Sanitary Landfill and Recycling Center
     Waste Management of Meridian
     Waste Management of Mississippi - Gulf Coast
     Waste Management of Mississippi - Jackson
     Waste Management of Mississippi - Laurel/Hattisburg
     Waste Management of Mississippi - Pike County
     Waste Management of Mississippi - Natchez
     Waste Management of Mississippi - Vicksburg
     Waste Management of North Mississippi - Columbus
     Waste Management of North Mississippi - Tupelo
     Waste Management of Northwest Mississippi - Grenada
     Waste Management of Southwest Mississippi
Waste Management of Missouri, Inc. (Delaware)
     Black Oak Recycling and Disposal Facility
     Environmental Industries
     Kahle Recycling and Disposal Facility
     Meramec Hauling
     Pezold Hauling
     Rumble Recycling and Disposal Facility
     Waste Management of Kansas City
     Waste Management of Springfield
     Waste Management of St. Louis
     Waste Management of the Ozarks
Waste Management of Montana, Inc. (Delaware)
     High Plains Sanitary Landfill and Recycling Center

     Waste Management of Great Falls
Waste Management of Nebraska, Inc. (Delaware)
     Douglas County Recycling and Disposal Facility
Waste Management of New Hampshire, Inc. (Connecticut)
     Turnkey Recycling and Environmental Enterprises
     Waste Management of New Hampshire - Laconia
     Waste Management of New Hampshire - Londonderry
     Waste Management of New Hampshire - Rochester
     Waste Management of New Hampshire - Peterborough
Waste Management of New Jersey, Inc. (New Jersey)
     Avenue A Transfer & Recycling Center
     Recycle America
Waste Management of New Mexico, Inc. (New Mexico)
     Hobbs Recycling and Disposal Facility
     Modulaire of New Mexico
     Otero County Recycling and Disposal Facility
     Recycle America Processing Facility
     Rio Rancho Recycling and Disposal Facility
     San Juan County Recycling and Disposal Facility
     Sunshine Recycling and Disposal Facility
     Waste Management of Albuquerque - Recycle America Processing Facility Waste Management of Four Corners
     Waste Management of Southeast New Mexico
     Waste Management of the Southwest
Waste Management of New York, Inc. (New York)
     High Acres Landfill and Recycling Facility
     Waste Management of Eastern New York
     Waste Management of New York - Buffalo
     Waste Management of New York - Rochester
     Waste Management of New York - Syracuse
     Waste Management of New York - Utica
     Waste Management of Southwestern New York
     Waymor Recycling and Disposal Facility
     WMI Services of New York
Waste Management of New York City, Inc. (Delaware)
Waste Management of New York City, L.P. (Delaware)
Waste Management, Inc. (Illinois)
Waste Management of North Dakota, Inc. (Delaware)
Waste Management of North Jersey, Inc. (Delaware)
Waste Management of NYC, Inc. (Delaware)
Waste Management of Ohio, Inc. (Delaware)
     Countywide Recycling and Disposal Facility
     ELDA Recycling and Disposal Facility

     Evergreen Recycling and Disposal Facility
     Herrick Valley Recycling and Disposal Facility
     Lake County Recycling and Disposal Facility
     Pinnacle Road Recycling and Disposal Facility
     Seneca East Recycling and Disposal Facility
     Stony Hollow Recycling and Disposal Facility
     Suburban Recycling and Disposal Facility
     Waste Management of Ohio - Akron
     Waste Management of Ohio - Blaylock
     Waste Management of Ohio - Cleveland Transfer and Recycling Facility Waste Management of Ohio - Cleveland West
     Waste Management of Ohio - Columbus
     Waste Management of Ohio - Columbus Transfer and Recycling Facility Waste Management of Ohio - Findlay
     Waste Management of Ohio - IWD
     Waste Management of Ohio - Koogler
     Waste Management of Ohio - Lima
     Waste Management of Ohio - Lima Transfer and Recycling Facility Waste Management of Ohio - M & M Sanitation
     Waste Management of Ohio - Newark
     Waste Management of Ohio - Northwest
     Waste Management of Ohio - Recycle America/Toledo
     Waste Management of Ohio - S.E.M.
     Waste Management of Ohio - Shelby County Transfer
     Waste Management of Ohio - Suburban Sanitation Service
     Waste Management of Ohio - Youngstown
     WMI Services - Ohio
Waste Management of Oklahoma, Inc. (Oklahoma)
     East Oak Recycling and Disposal Facility
     Waste Management of Oklahoma City
     Waste Management of Tulsa
Waste Management of Orange County, Inc. (California)
Waste Management of Oregon, Inc. (Oregon)
     Waste Management of Vancouver U.S.A.
Waste Management of Orlando, Inc. (Florida)
Waste Management of Pennsylvania, Inc. (Pennsylvania)
     Lake View Landfill (Northern)
     Mid-Atlantic Recycling and Distribution Center
     Milton Grove Demolition and Tire Recycling
     Philadelphia Transfer and Recycling Station
     Pottsville Transfer Station
     Recycle America
     River Road Landfill

     Steel Valley Transfer Station
     The Forge Recycling and Resource Recovery Center
     Tully Town Resource Recovery Facility
     Waste Automation
     Waste Management - Allentown
     Waste Management of Camp Hill
     Waste Management of Delaware Valley - North
     Waste Management of Delaware Valley - South
     Waste Management of Erie
     Waste Management of Greater Lancaster
     Waste Management of Greencastle
     Waste Management of Greenville
     Waste Management of Indian Valley
     Waste Management of Laurel Valley
     Waste Management of Northeast Pennsylvania
     Waste Management of Pennsylvania - Hauling
     Waste Management of Pittsburgh
     Waste Management of Pottstown
Waste Management of Pinellas County, Inc. (Florida)
     Suncoast Recycle America Center
Waste Management of Rhode Island, Inc. (Delaware)
     Waste Management of Rhode Island - Newport
Waste Management of South Carolina, Inc. (South Carolina)
     Hickory Hill Sanitary Landfill
     Palmetto Landfill
     Waste Management of Coastal Disposal Service
     Waste Management of the Low Country
Waste Management of South Dakota, Inc. (South Dakota)
     Waste Management of Sioux Falls
     Waste Management of the Black Hills
Waste Management of South Jersey, Inc. (New Jersey)
     Middle Martee Landfill
     Waste Management of Camden
Waste Management of Texas, Inc. (Texas)
     All Waste Paper Recycling
     Austin Community Disposal co.
     Bluebonnet Recycling and Disposal Facility
     Centex Waste Management
     Coastal Plains Recycling and Disposal Facility
     Comal County Recycling and Disposal Facility
     Covell Gardens Landfill
     DFW Recycling and Disposal Facility
     Eastside Recycling and Disposal Facility

     Fabit Waste Management
     Garbage Gobbler
     Hillside Recycling and Disposal Facility
     Lacy Lakeview Recycling and Disposal Facility
     Longhorn Disposal
     Northwest Transfer Station
     Oak Hill Recycling and Disposal Facility
     Pecan Prairie Recycling and Disposal Facility
     Permian Basin Waste Management
     Recycle America - Dallas Bulk Grade Division
     Recycle America - Dallas High Grade Division
     S & B Trucking & Sanitation
     Texas Waste Management
     Waste Management of Fort Worth Recycling and Disposal Facility Waste Management - Golden Triangle
     Waste Management of Dallas - East
     Waste Management of Dallas Recycle America Processing Facility Waste Management of Dallas - West
     Waste Management of East Texas
     Waste Management of Houston
     Waste Management of Northeast Texas
     Waste Management of Southeast Texas - Angleton
     Waste Management of Southeast Texas - Dickinson
     Waste Management of South Texas
     Westside Recycling and Disposal Facility
     Williamson County Recycling and Disposal Facility
     WMI Services of Dallas
     WMI Services of North Texas
     WMI Services of Texas
Waste Management of Tri-Cities, Inc. (Delaware)
Waste Management of Utah, Inc. (Utah)
     Modulaire of Utah
     Reliable Waste Systems
     Waste Management of Salt Lake
Waste Management of Virginia, Inc. (Virginia)
     Waste Management of Hampton Roads
     Waste Management of Northern Virginia
     Waste Management of Northern Virginia - Crown Disposal
     Waste Management of the Outer Banks
     Waste Management of Richmond
     Waste Management of Richmond Port-O-let
     Waste Management of Richmond Recycle America
     Waste Management of Virginia - Blue Ridge

     WMI Services of Hampton Roads
     WMI Services of Virginia
Waste Management of West Virginia, Inc. (Delaware)
     Waste Management of Shenandoah Valley
Waste Management of Wilmington, Inc. (Delaware)
Waste Management of Wisconsin, Inc. (Wisconsin)
     Best Disposal
     Metro/Stone Ridge Recycling and Disposal Facility
     Orchard Ridge Recycling and Disposal Facility
     Parkview Recycling and Disposal Facility
     Pheasant Run Recycling and Disposal Facility
     Ridgeview Recycling and Disposal Facility
     Timberline Trail Recycling and Disposal Facility
     Turtle Creek Recycling and Disposal Facility
     United Waste/WMI Services
     UWS Transportation
     Valley Trail Recycling and Disposal Facility
     Waste Management - Northeast Wisconsin
     Waste Management of Fox Valley
     Waste Management of La Crosse
     Waste Management of Madison
     Waste Management of Milwaukee
     Waste Management of Muskego
     Waste Management of Rockford
     Waste Management Southwest
     Waste Management - Tri County
     WMI Services of Wisconsin
Waste Management of Wyoming, Inc. (Delaware)
Waste Management Paper Stock Company, Inc. (Delaware)
     Southern Sanitation Southeast - Recycle America
     Waste Management of Florida - Recycle America
     Waste Management of Sarasota - Recycle America
     Waste Management of Tampa - Recycle America
Waste Management Partners, Inc. (Delaware)
Waste Management Partners of Bozeman, Ltd. (Illinois)
Waste Management Partners of Midland/Odessa (Illinois)
Waste Management Partners of Paris, Ltd. (Illinois)
Waste Management Partners of Southeast North Dakota, L.P. (Illinois)
Waste Management Plastic Products, Inc. (Delaware)
Waste Management Queensland Pty. Ltd. (Queensland)
Waste Management Recycling and Disposal Services of Illinois, Inc. (Illinois) Waste Management Recycling and Disposal Services of Michigan, Inc. (Delaware) Waste Management Remediation Services B.V. (Netherlands)

Waste Management (Rock Common) Limited (United Kingdom)
Waste Management (Roxby) Limited (United Kingdom)
Waste Management Services, C.A. (Venezuela)
Waste Management Services S A (Switzerland)
Waste Management Superior Acquisition, Inc. (Georgia)
Waste Relief Partners, L.P. (Illinois)
Waste Resources Ltd (New Zealand)
Waste Resources of Tampa Bay, Inc. (Florida)
Waste Resources of Tennessee, Inc. (Tennessee)
Waste Services Company Partnership (Colorado)
Waterblast Ltd. (United Kingdom)
WB Industrienlagen Consulting GmbH (West Germany)
WESA Wertstoffsortieranlagen Gesellschaft GmbH (Germany)
Wessex Waste Management Limited (United Kingdom)
WESI Baltimore Inc. (Delaware)
WESI Capital Inc. (Delaware)
WESI Peabody Inc. (Delaware)
WESI Peekskill Inc. (Delaware)
WESI Westchester Inc. (Delaware)
WESI Saugus Inc. (Delaware)
WES Medical Services of Florida Inc. (Delaware)
WES Medical Services of North Carolina Inc. (Delaware)
WES Medical Services of Ohio Inc. (Delaware)
WES Medical Services of Texas Inc. (Delaware)
WES Medical Services of Wisconsin Inc. (Delaware)
Westates Carbon-Arizona, Inc. (Arizona)
Western Compliance Services, Inc. (Oregon)
Western Waste Partners, L.P. (Illinois)
Wheelabrator Air Pollution Control Inc. (Delaware)
Wheelabrator Albion Inc. (Delaware)
Wheelabrator Albion Power Inc. (Delaware)
Wheelabrator Baltimore Inc. (Delaware)
Wheelabrator Bridgeport Inc. (Delaware)
Wheelabrator Broward Inc. (Delaware)
Wheelabrator-Berger (Maschinenfabriken) GmbH (West Germany)
Wheelabrator-Berger Stiftung GmbH (West Germany)
Wheelabrator Canada Inc. (Ontario)
Wheelabrator Cedar Creek Inc. (Delaware)
Wheelabrator Clean Air Holdings Inc. (Delaware)
Wheelabrator Clean Air Systems Inc. (Illinois)
Wheelabrator Cleanfuel Corporation (Delaware)
Wheelabrator Clean Water Holdings Inc. (Delaware)
Wheelabrator Clean Water Systems Inc. (Maryland)

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

Wheelabrator Coal Refinery Inc. (Delaware)
Wheelabrator Coal Services Company (Delaware)
Wheelabrator Cobb Inc. (Delaware)
Wheelabrator Concord Inc. (Delaware)
Wheelabrator Concord Operating Inc. (Delaware)
Wheelabrator Connecticut Inc. (Delaware)
Wheelabrator Culm Services Inc. (Delaware)
Wheelabrator do Brasil Limitada (Brazil)
Wheelabrator Energy Company Inc. (Delaware)
Wheelabrator Energy Leasing Company (Delaware)
Wheelabrator Energy Systems Inc. (Delaware)
Wheelabrator Engineered Systems Inc. (Delaware)
Wheelabrator Environmental Systems Inc. (Delaware)
Wheelabrator Environmental Systems of New York, Inc. (Delaware)
Wheelabrator EOS Canada Inc. (Ontario)
Wheelabrator EOS Inc. (Delaware)
Wheelabrator EOS Puerto Rico Inc. (Delaware)
Wheelabrator Epping Inc. (Delaware)
Wheelabrator Falls Inc. (Delaware)
Wheelabrator Frackville Energy Company Inc. (Delaware)
Wheelabrator Frackville Properties Inc. (Delaware)
Wheelabrator Fuel Services Inc. (Delaware)
Wheelabrator Fuels Service Corporation (Delaware)
Wheelabrator Genesee Inc. (Delaware)
Wheelabrator Gloucester Inc. (Delaware)
Wheelabrator Hagerstown Inc. (Delaware)
Wheelabrator HPD Inc. (Illinois)
Wheelabrator Hudson Energy Company Inc. (Delaware)
Wheelabrator Incineration, Inc. (Delaware)
Wheelabrator Land Resources Inc. (Delaware)
Wheelabrator Lee County Inc. (Delaware)
Wheelabrator McKay Bay Inc. (Florida)
Wheelabrator Mecklenburg Inc. (Delaware)
Wheelabrator Mercer Inc. (Delaware)
Wheelabrator Millbury Inc. (Delaware)
Wheelabrator MSW Plant 12 Inc. (Delaware)
Wheelabrator New Hampshire Inc. (Delaware)
Wheelabrator New Jersey Inc. (Delaware)
Wheelabrator NHC Inc. (Delaware)
Wheelabrator Northampton Energy Company Inc. (Delaware)
Wheelabrator Northampton Inc. (Delaware)
Wheelabrator Northampton Linerboard Company Inc. (Delaware)
Wheelabrator North Broward Inc. (Delaware)

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

Wheelabrator North Shore Inc. (Delaware)
Wheelabrator Norwalk Energy Company Inc. (Delaware)
Wheelabrator Peekskill Inc. (Delaware)
Wheelabrator Penacook Inc. (Delaware)
Wheelabrator Pierce Inc. (Delaware)
Wheelabrator Pinellas Inc. (Delaware)
Wheelabrator Plant Services Inc. (Delaware)
Wheelabrator Polk Inc. (Delaware)
Wheelabrator Pottstown Inc. (Delaware)
Wheelabrator Putnam Inc. (Delaware)
Wheelabrator Ridge Energy Inc. (Delaware)
Wheelabrator-Rust Maintenance Services, Inc. (Delaware)
Wheelabrator San Diego Inc. (Delaware)
Wheelabrator Saugus Inc. (Delaware)
Wheelabrator Shasta Energy Company Inc. (Delaware)
Wheelabrator Sherman Station One Inc. (Delaware)
Wheelabrator Sherman Station Two Inc. (Delaware
Wheelabrator Shrewsbury Inc. (Delaware)
Wheelabrator South Broward Inc. (Delaware)
Wheelabrator Spokane Inc. (Delaware)
Wheelabrator Technologies Environmental Services, Inc. (Delaware)
Wheelabrator Technologies Germany Holding GmbH (Germany)
Wheelabrator Technologies Inc. (Delaware)
Wheelabrator Technologies International Holdings Inc. (Delaware)
Wheelabrator Technologies International Limited (United Kingdom)
Wheelabrator Technologies (UK) Limited (United Kingdom)
Wheelabrator Tidewater Inc. (Delaware)
Wheelabrator Trucking Corporation (Delaware)
Wheelabrator Utility Services Inc. (Delaware)
Williams Disposal Service, Inc. (Florida)
Winnipeg Waste Disposal Limited Partnership (Manitoba)
WMD Miljoservice A/S (Denmark)
WMI Medical Services, Inc. (Delaware)
WMI Medical Services of Arizona, Inc. (Delaware)
WMI Medical Services of California, Inc. (Delaware)
WMI Medical Services of Florida, Inc. (Delaware)
WMI Medical Services of Indiana, Inc. (Indiana)
WMI Medical Services of the Midwest, Inc. (Delaware)
     WMI Medical Services of Wisconsin
     WMI Medical Waste Services of Illinois
WMI Medical Services of New England, Inc. (Delaware)
WMI Medical Services of the Northeast, Inc. (Delaware)
     WMI Medical Services of New Jersey

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

     WMI Medical Services of New York
     WMI Medical Services of Pennsylvania
     WMI Medical Services of West Virginia
WMI Medical Services of Ohio, Inc. (Ohio)
     WMI Medical Services - Dayton
     WMI Medical Services - Toledo
     WMI Medical Services - Youngstown
WMI Medical Services of the South, Inc. (Delaware)
WMI Medical Services of Texas, Inc. (Delaware)
WMI Medical Waste Services of North Carolina, Inc. (North Carolina) WMI Properties, Inc. (Pennsylvania)
     Warner Company Slag Operation
WMI Quebec Inc. (Quebec)
WMI Sellbergs AB (Sweden)
WMI Services of Nevada, Inc. (Nevada)
WMI Urban Services, Inc. (Delaware)
WMI Waste Management International Ltd. (United Kingdom)
WMI Waste Management of Canada Inc. (Ontario)
     Waste Management Big Bear Services
     Waste Management Essex/Kent
     Waste Management Fraser Valley
     Waste Management Halton/Hamilton
     Waste Management Materials Processing - Recycle Canada
     Waste Management Materials Processing - Toronto Transfer
     Waste Management McLellan Disposal
     Waste Management of Oxford/Perth
     Waste Management of Calgary
     Waste Management of Edmonton
     Waste Management of Greater Toronto
     Waste Management of Greater Vancouver
     Waste Management of Southwestern Ontario
     Waste Management of the Okanagan
     Waste Management York/Simcoe
     West Edmonton Recycling and Disposal Facility
     WMI du Quebec
     WMI - Hull/Ottawa
     WMI Recyclage -  Quebec
     WMI Services - Ontario
     WMI Services - Quebec
WM Jatchuolto OY (Finland)
WMNA Container Recycling, Inc. (Delaware)
WMNA Rail-Cycle Sub, Inc. (Delaware)
WM Paper Recycling, Inc. (Delaware)

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

WM Partnership Holdings, Inc. (Delaware)
WM Portugal (Gestao De Residuos) LDA (Portugal)
WM Umwelttechnik Gmbh (Germany)
WMX Environmental Monitoring Laboratories, Inc. (Delaware)
WMX Mexico Holdings, Inc. (Delaware)
WMX of Alabama, Inc. (Delaware)
WTI International Holdings Inc. (Delaware)
WTI Jinyuan Limited Inc. (Delaware)
WTI Jinyuan Power Inc. (Delaware)
WTI Pingliang Limited Inc. (Delaware)
WTI Pingliang Power Inc. (Delaware)
WTI Rust Holdings Inc. (Delaware)
W-T Universal Engineering, Inc. (California)
Wuper Recycling Container-Dienst GmbH (Germany)
Y & S Maintenance, Inc. (Pennsylvania)
Zimmark (Shenzhen) Oil Reclamation Limited (China)
Zimmerman Environmental Consultants, Inc. (Louisiana)

                                       34